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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        Date of Report: January 25, 1996

                           Commission file number 1-41

                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                     94-3019135
  (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                       Identification No.)

     FOURTH AND JACKSON STREETS
         OAKLAND, CALIFORNIA                                  94660
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (510) 891-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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                                  SAFEWAY INC.

ITEM 5.   OTHER EVENTS

On January 25, 1996, Safeway Inc. issued a press release, a copy of which is attached hereto as Exhibit 1. The information contained in such press release is incorporated by reference herein in its entirety.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)    The following exhibits are filed as part of this Report:

                 1.1      Press Release of Safeway Inc. dated January 25, 1996


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SAFEWAY INC.
                                  ------------
                                   REGISTRANT

Date:  January 25, 1996                            By: /s/  F. J. Dale
                                                       ----------------------
                                                       F. J. Dale
                                                       Group Vice President
                                                       Finance


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                          SAFEWAY INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX

List of Exhibits Filed with Form 8-K dated January 25, 1996:

      Exhibit 1.1     Press Release of Safeway Inc. dated January 25, 1996


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